Income taxes (Tables)	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Summary of Components of Tax Expenses and Benefit
(a)	Tax expense (benefit)

	Year Ended December 31,
	2018	2017
Current (i)	$12,804	$5,613
Deferred
Temporary differences including tax losses (ii)	(175,679)	(177,342)
Withholding taxes (iii)	22,231	17,716
	$(153,448)	$(159,626)

Net income statement benefit for income taxes	$(140,644)	$(154,013)

(i)	Current taxes

In 2018, a cash payment of $4.9 million (2017 - $1.2 million) was made in respect of withholding tax in addition to other current taxes payable. Deferred tax liabilities for withholding taxes are reclassified to current tax prior to settlement.

(ii)	Deferred tax assets

2018 – Mongolia

Deferred tax assets of $584.2 million were recognized at December 31, 2018 in Mongolia, comprising of $280.1 million relating to tax losses that expire if not recovered against taxable profits within eight years and $304.1 million relating to accrued but unpaid interest expense and other temporary differences. Tax losses have been calculated in accordance with the provisions of the Oyu Tolgoi Investment Agreement and Mongolian laws.

The Company recognized deferred tax assets at December 31, 2018 to the extent recovery is considered probable. In assessing the probability of recovery, taxable profit projections, derived from cash flows from detailed life-of-mine and production plans, were evaluated with reference to commodity price sensitivities, operating cost assumptions, and carry-forward limits.

During the year ended December 31, 2018, the Company recognized additional Mongolian deferred tax assets of $165.9 million, of which $105.6 million was the result of additional operating losses and accrued but unpaid interest expense incurred by Oyu Tolgoi in the period.

The remaining movement in the Mongolian deferred tax asset was due to an overall strengthening of taxable income forecasts driven by improved long-term commodity price projections and updated operating assumptions in mine planning during the year. This was partly offset by a reduction of the deferred tax asset recognized for losses incurred in 2016, as the delay to sustainable first production of the underground mine is expected to lead to an increase in the amount of 2016 losses estimated to expire un-utilized.

2018 – Canada

The deferred tax asset at December 31, 2018 of $65.3 million was recognized in relation to non-capital Canadian tax losses carried forward. Non-capital losses expire if not used to offset taxable income within twenty years. Updated projections, including interest income, management service fees, and operating costs increased projected taxable income against which the recoverability of tax losses was assessed.

2017 – Mongolia

At December 31, 2017, the Company recognized a deferred tax asset related to Mongolian tax losses and accrued but unpaid interest totaling $418.3 million. During the year ended December 31, 2017, the Company recognized additional Mongolian deferred tax assets of $164.9 million, of which $81.9 million related to 2017 activity. The remaining movement in the Mongolian deferred tax asset was due to an overall strengthening of taxable income forecasts driven by improved long-term commodity price projections and the impact of the tax assessment, partly offset by updated operating assumptions in mine planning.

In January 2018, Oyu Tolgoi received a tax assessment from the Mongolian Tax Authority (the “MTA”) as a result of a general tax audit for the period covering 2013 through 2015 (see Note 23). The tax assessment resulted in an adjustment to the deferred tax asset recognized in 2017, reducing tax losses and deductions for depreciation of property, plant, and equipment from years prior to 2017. The tax assessment impacted the timing of future tax deductions for depreciation of property, plant, and equipment which positively impacted the recoverability of tax losses.

2017 – Canada

The deferred tax asset at December 31, 2017 of $55.5 million was recognized in relation to non-capital Canadian tax losses carried forward.

(iii)	Withholding taxes

Withholding tax is accrued on loans and recognized within deferred tax liabilities as interest accrues. Mongolian or Canadian withholding tax will be due upon receipt of loan interest.

Disclosure of Reconciliation of Average Effective Tax Rate and Applicable Tax Rate
(b)	Reconciliation of income taxes calculated at the statutory rates to the actual tax provision

	Year Ended December 31,
	2018	2017
Income (loss) from operations before taxes	$253,630	$(43,085)
Tax at Canadian combined federal and provincial income tax rate (2018: 26.73%; 2017: 26%)	67,795	(11,202)
Tax effect of:
Change in amount of deferred tax recognized	(152,639)	(92,098)
Difference in tax rates and treatment in foreign jurisdictions	(83,568)	(74,638)
Withholding taxes	24,670	18,932
Non deductible losses and expense	3,098	4,993
	$(140,644)	$(154,013)

Summary of Deferred Tax Assets and Liabilities

Recognized and unrecognized deferred tax assets and liabilities are shown in the table below:

	Recognized		Unrecognized
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Deferred tax assets
Non-capital losses (i)	$345,368	$349,956	$276,492	$237,463
Capital losses	-	-	120,626	120,209
Other temporary differences including accrued interest	304,053	123,786	11,674	205,736
	$649,421	$473,742	$408,792	$563,408

Deferred tax liabilities (ii)
Withholding tax	(47,934)	(25,788)	-	-
	$(47,934)	$(25,788)	$-	$-

(i)	Unrecognized deferred tax assets relating to Mongolian non-capital losses for which recovery is not considered probable as at December 31, 2018 expire between 2021 and 2024.

(ii)

Deferred tax is not recognized on the unremitted earnings of subsidiaries where the Company is able to control the timing of the remittance and it is probable that there will be no remittance in the foreseeable future. At December 31, 2018, there were no unremitted earnings for which deferred tax liabilities had not been recognized (2017: nil).